Exhibit 99.1

Execution

THIRD AMENDMENT TO
CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of December 30, 2005, among MARKWEST HYDROCARBON, INC., a Delaware corporation, as borrower (the “Borrower”), the undersigned Guarantors (collectively, the “Guarantors”), ROYAL BANK OF CANADA, as Administrative Agent for the Lenders parties to the hereinafter defined Credit Agreement (in such capacity, the “Administrative Agent”), and the undersigned L/C Issuer and Lenders.

Reference is made to the Credit Agreement dated as of October 25, 2004 among Borrower, the Administrative Agent, the L/C Issuer and the Lenders parties thereto, as amended by that certain First Amendment to Credit Agreement dated October 17, 2005 and as amended by that certain Second Amendment to Credit Agreement dated November 15, 2005 (as amended, the “Credit Agreement”).  Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meanings set forth in the Credit Agreement; all section and schedule references herein are to sections and schedules in the Credit Agreement; and all paragraph references herein are to paragraphs in this Amendment.

RECITALS

A.            The Borrower has requested that the Credit Agreement be amended to extend the Revolving Credit Termination Date.

B.            Subject to the terms and conditions of this Amendment, the Administrative Agent and the other Lenders are willing to agree to such amendment.

Accordingly, for adequate and sufficient consideration, the parties hereto agree as follows:

Paragraph 1.        Amendments. Effective as of the Third Amendment Effective Date, the Credit Agreement is amended as follows:

1.1          Definitions. Section 1.01 of the Credit Agreement is amended as follows:

(a)           Each of the following definitions is amended in its entirety to read as follows:

“Agreement means this Credit Agreement as amended by the First Amendment to Credit Agreement, the Second Amendment to Credit Agreement and the Third Amendment to Credit Agreement.”

“Commitment means, as to each Lender, its obligation to make Revolving Loans to the Borrower pursuant to Section 2.01, to purchase participations in L/C Obligations pursuant to Section 2.16, and to convert the Revolving Loans outstanding on the Revolving Credit Termination Date to Term Loans, in an

aggregate principal amount at any one time outstanding not to exceed the amount stated beside such Lender’s name on Schedule 2.01 to this Agreement (which amount is subject to increase, reduction, or cancellation in accordance with the Loan Documents) and collectively for all Lenders an amount (subject to reduction or cancellation as herein provided) equal to $25,000,000 (collectively, the Commitments of all the Lenders herein the Aggregate Commitment); provided that notwithstanding anything in this Agreement to the contrary, from the date of the Third Amendment to Credit Agreement to and including the Revolving Credit Termination Date, the Aggregate Commitment shall not exceed $13,500,000, of which $6,000,000 of availability is committed to the Existing Letter of Credit, leaving availability for Revolving Loans during such period capped at $7,5000,000 unless all of the Lenders agree to restore the Aggregate Commitment to the full amount of $25,000,000.”

“Revolving Credit Termination Date means (i) January 31, 2006 or (ii) such earlier effective date of any other termination, cancellation, or acceleration of the Aggregate Commitment under this Agreement.”

(b)           The following definitions are inserted alphabetically into Section 1.01 of the Credit Agreement:

“Third Amendment Effective Date means the date the Third Amendment to Credit Agreement by its terms becomes effective among the parties thereto.”

“Third Amendment to Credit Agreement means that certain Third Amendment to Credit Agreement dated as of December 30, 2005, among the Borrower, the Guarantors, Royal Bank of Canada, as Administrative Agent, the L/C Issuer and the Lenders.”

(c)           The definition of the term “Final Maturity Date” in Section 1.01 of the Credit Agreement is hereby deleted and wherever that term appears in the Credit Agreement, any Note or any other Loan Document, the term “Revolving Credit Termination Date” shall be substituted therefor.

(d)           Section 2.08(a)of the Credit Agreement is amended by adding a sentence at the end thereof to read as follows:

“During the period from the date of the Third Amendment to Credit Agreement to and including the first to occur of (i) the Revolving Credit Termination Date and (ii) the elimination of the cap on availability under the Aggregate Commitment, the commitment fee shall be calculated on the basis of the capped availability amount for Revolving Loans ($7,500,000), not the Aggregate Commitment.”

(e)           Section 2.14 of the Credit Agreement is amended to add a new Section 2.14(l) to read as follows:

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“(l)          Existing Letter of Credit Collateralization.  As collateral for the Existing Letter of Credit, the Borrower has granted a security interest in its Investments consisting of master limited partnership interests owned by it and to perfect such security interest the Borrower has caused Smith Barney, Inc., the securities intermediary holding such Investments, to enter into a control agreement dated November 15, 2005 (the “Control Agreement”) whereby Smith Barney, Inc. agreed to comply with orders from the Administrative Agent with respect to such Investments.  Notwithstanding anything in Section 2.14(g) to the contrary, the Borrower covenants and agrees that if the Revolving Credit Termination Date has not been extended beyond January 31, 2006 (or if an earlier Revolving Credit Termination Date occurs due to the termination, cancellation, or acceleration of the Aggregate Commitment under this Agreement, then if the Revolving Credit Termination Date has not been extended beyond such earlier Revolving Credit Termination Date), then prior to noon, New York time on the Letter of Credit Expiration Date (that is, the day that is five (5) days prior to the Revolving Credit Termination Date, January 26, 2006 in the case of the Revolving Credit Termination Date being January 31, 2006) the Borrower shall, without any further direction or request from the Administrative Agent or any Lender, Cash Collateralize the Existing Letter of Credit in an amount equal to the Existing Letter of Credit.  For purposes of this Section, the conversion of the Revolving Loans to Term Loans pursuant to Section 2.16 shall not be deemed an extension of the Revolving Credit Termination Date.”

(f)            Section 2.16 of the Credit Agreement is hereby deleted and shall be of no further force or effect upon the Third Amendment Effective Date.

(g)           Schedules 2.01 and 10.02 (insofar as Schedule 10.02 relates to the address for Royal Bank of Canada’s Houston office) are hereby supplemented by First Supplemental Schedule 2.01 and First Supplemental Schedule 10.02 attached to this Third Amendment.  Any references in the Credit Agreement to such Schedules shall be deemed to refer to such Schedules as supplemented by such Supplemental Schedules, as appropriate.

Paragraph 2.        Waivers.

(a)           The Lenders hereby waive the requirement in Section 7.08(b)(i) of the Credit Agreement for the period from the Third Amendment Effective Date through and including January 31, 2006 that in order to declare and make any Restricted Payments as of any fiscal quarter end the Borrower must maintain Freely Available Cash Reserves of not less than $20,000,000.

(b)           The Lenders hereby waive the requirement in Section 7.15(c) of the Credit Agreement for the period from the Third Amendment Effective Date through and including January 31, 2006 that Borrower have Freely Available Cash Reserves of not less than $15,000,000 as of each fiscal quarter end after the Closing Date.

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(c)           The Lenders hereby waive the requirement in Section 6.01(b) of the Credit Agreement that the Borrower deliver within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower an unaudited stand-alone balance sheet and related statement of income and cash flows of the Borrower for the fiscal quarter ending September 30, 2005 and instead to permit delivery of such unaudited financial statements at any time on or before January 6, 2006.  Delivery of the accompanying Compliance Certificate required by Section 6.02(a) of the Credit Agreement is also waived to permit delivery of such Compliance Certificate to be delivered when the unaudited stand-alone balance sheet and related statement of income and cash flows of the Borrower for the fiscal quarter ending September 30, 2006 are delivered.

(d)           The Lenders hereby waive the requirement in Section 2.14(l) of the Credit Agreement that if the Revolving Credit Termination Date had not been extended beyond December 30, 2005, then by December 23, 2005 the Borrower Cash Collateralize the Existing Letter of Credit.

(e)           The foregoing waivers shall not be deemed to be a waiver by the Lenders of any other covenant, condition or obligation on the part of the Borrower under the Credit Agreement or any other Loan Document, except as set forth in this Paragraph 2.  In addition, the foregoing waivers shall in no respect evidence any commitment by the Lenders to grant any future consents or waivers of any covenant, condition or obligation on the part of the Borrower under the Credit Agreement or any other Loan Document.  Any further waivers or consents must be specifically agreed to in writing in accordance with Section 10.01 of the Credit Agreement.

Paragraph 3.        Effective Date. This Amendment shall not become effective until the date (such date, the “Third Amendment Effective Date”) the Administrative Agent receives all of the agreements, documents, certificates, instruments, and other items described below:

(a)           this Amendment, executed by the Borrower, the Guarantors, and each other Lender and the L/C Issuer;

(b)           Notes executed by the Borrower payable to each Lender in the amount of each Lender’s respective Commitment, substantially in the form of Exhibit B to the Credit Agreement;

(c)           from the Borrower and the existing Guarantors, such certificates of secretary, assistant secretary, manager, or general partner, as applicable, as the Administrative Agent may require, certifying (i) resolutions of its board of directors, managers or members (or their equivalent) authorizing the execution and performance of this Amendment and the other Loan Documents which such Person is executing in connection herewith, (ii) the incumbency and signature of the officer executing such documents, and (iii) no change in such Person’s organizational documents since October 25, 2004;

(d)           fees and expenses required to be paid pursuant to Paragraph 6 of this Amendment, to the extent invoiced prior to the Third Amendment Effective Date; and

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(e)           such other assurances, certificates, documents and consents as the Administrative Agent may require.

Paragraph 4.        Acknowledgment and Ratification. (a) As a material inducement to the Administrative Agent and the Lenders to execute and deliver this Amendment, each of the Borrower and the Guarantors (i) consents to the agreements in this Amendment, (ii) agrees and acknowledges that the execution, delivery, and performance of this Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of the Borrower or any Guarantor under the Loan Documents to which it is a party, which Loan Documents shall remain in full force and effect, and all rights thereunder are hereby ratified and confirmed.

(b)           Notwithstanding language in that certain Agreement Concerning Existing Letter of Credit dated September 13, 2005 among Borrower, Administrative Agent, L/C Issuer and the Lenders stating that prior to the time the Credit Agreement is amended to extend the Revolving Credit Termination Date to a date at least 5 days after the expiration date of that certain $6,000,000 standby letter of credit no. 1185/S22614 issued by the L/C Issuer to Equitable Production Company (the “Existing Letter of Credit”) (which expiration date is September 30, 2006) neither Bank of Oklahoma, N.A. nor U.S. Bank National Association has any obligation to fund its respective Pro Rata Share of any drawing under the Existing Letter of Credit, it is acknowledged and agreed that if a drawing is made under the Existing Letter of Credit while Bank of Oklahoma, N.A. and/or U.S. Bank National Association is a Lender under the Credit Agreement, they will each be obligated to fund their respective Pro Rata Share of a drawing under the Existing Letter of Credit; but if such drawing is made after Bank of Oklahoma, N.A. and/or U.S. Bank National Association cease to be a Lender under the Credit Agreement, they will have no obligation to fund any portion of such drawing.

Paragraph 5.        Representations. As a material inducement to the Administrative Agent and the Lenders to execute and deliver this Amendment, each of the Borrower and the Guarantors represents and warrants to the Administrative Agent and the Lenders that as of the Third Amendment Effective Date and as of the date of execution of this Amendment, (a) all representations and warranties in the Loan Documents are true and correct in all material respects as though made on the date hereof, except to the extent that any of them speak to a different specific date, and (b) no Default or Event of Default exists.

Paragraph 6.        Expenses, Funding Losses.  The Borrower shall pay on demand all reasonable costs, fees, and expenses paid or incurred by the Administrative Agent incident to this Amendment, including, without limitation, Attorney Costs in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents, filing and recording costs, and the costs of title insurance endorsements.

Paragraph 7.        Miscellaneous. This Amendment is a “Loan Document” referred to in the Credit Agreement.  The provisions relating to Loan Documents in Article X of the Credit Agreement are incorporated in this Amendment by reference.  Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed, and its performance enforced,

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under Texas law and applicable federal law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

Paragraph 8.        ENTIRE AGREEMENT. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Paragraph 9.        Parties. This Amendment binds and inures to the benefit of the Borrower, the Guarantors, the Administrative Agent, the L/C Issuer, the other Lenders, and their respective successors and assigns.

Paragraph 10. Further Assurances. The parties hereto each agree to execute from time to time such further documents as may be necessary to implement the terms of this Agreement.

The parties hereto have executed this Amendment in multiple counterparts to be effective as of the Third Amendment Effective Date.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

MARKWEST HYDROCARBON, INC.,
a Delaware corporation, as Borrower

By:	/s/ Andrew L. Schroeder
Andrew L. Schroeder
Vice President, Treasurer and Assistant Secretary

MARKWEST ENERGY GP, L.L.C.,
a Delaware corporation, as a Guarantor

By:	/s/ Andrew L. Schroeder
Andrew L. Schroeder
Vice President and Treasurer

MARKWEST MICHIGAN, INC.,
a Colorado corporation, as a Guarantor

By:	/s/ Andrew L. Schroeder
Andrew L. Schroeder
Vice President and Treasurer

MARKWEST RESOURCES, INC.,
a Colorado corporation, as a Guarantor

By:	/s/ Andrew L. Schroeder
Andrew L. Schroeder
Vice President and Treasurer

MATREX, L.L.C.,
a Michigan limited liability company,
as a Guarantor

By:	MARKWEST RESOURCES, INC.,
a Colorado corporation,
its managing member

	By:	/s/ Andrew L. Schroeder
Andrew L. Schroeder
Vice President and Treasurer

ROYAL BANK OF CANADA,
as Administrative Agent

By:	/s/ David Wheatley
David Wheatley
Manager, Agency

ROYAL BANK OF CANADA, as a Lender
and L/C Issuer

By:	/s/ Jason York
Jason York
Attorney-In-Fact

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Justin M. Alexander
Justin M. Alexander
Vice President

BANK OF OKLAHOMA, N.A.

By:	/s/ Michael M. Logan
Michael M. Logan
Senior Vice President

FIRST SUPPLEMENTAL SCHEDULE 2.01

COMMITMENTS

Lender	Commitments
Royal Bank of Canada	$9,000,000.00
Bank of Oklahoma, N.A.	$8,000,000.00
U.S. Bank National Association	$8,000,000.00
Total:	$25,000,000.00

FIRST SUPPLEMENTAL SCHEDULE 10.02

ADDRESSES FOR NOTICES TO BORROWER,
GUARANTORS AND ADMINISTRATIVE AGENT

ADDRESSES FOR ROYAL BANK OF CANADA

Royal Bank of Canada’s Lending Office:

Royal Bank of Canada

New York Branch

One Liberty Plaza, 3rd Floor

New York, New York 10006-1404

Attention: Manager, Loans Administration

Telephone: (212) 428-6332

Facsimile: (212) 428-2372

For matters related to letters of credit:

Attention: Manager, Trade Products

Telephone: (212) 428-6235

Facsimile: (212) 428-3015

in each case with a copy to:

Royal Bank of Canada

2800 Post Oak Boulevard

3900 Williams Tower

Houston, Texas 77056

Attention: Jason York

Telephone: (713) 403-5679

Facsimile: (713) 403-5624

Electronic Mail: Jason.York@rbccm.com

Administrative Agent’s Office:

Royal Bank of Canada

Agency Services Group

Royal Bank Plaza

P. O. Box 50, 200 Bay Street

12th Floor, South Tower

Toronto, Ontario M5J 2W7

Attention: Manager Agency

Telephone: (416) 842-3901

Facsimile: (416) 842-4023

Wiring Instructions:

JPMorgan Chase Bank, New York, New York

ABA 021-000021

For account Royal Bank of Canada, New York

Swift Code: ROYCUS3X

A/C 920-1033363

For further credit to A/C 2937464, Transit 1269

RBCCM Agency Services, New York

Ref: MarkWest Hydrocarbon